UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

COMMODITY FUTURES TRADING COMMISSION, Plaintiff, v. KEVIN CASSIDY, EDWARD O'CONNOR OPTIONABLE INC., DAVID LEE and ROBERT MOORE, Defendants.	08-CIV-9962 (GBD)(JLC) ECF Filed CONSENT ORDER OF PERMANENT INJUNCTION, CIVIL MONETARY PENALTY AND ANCILLARY EQUITABLE RELIEF AGAINST DEFENDANTS OPTIONABLE INC. AND EDWARD O'CONNOR

On November 18, 2008, Plaintiff Commodity Futures Trading Commission ("Commission" or "CFTC") filed a *Complaint for Injunctive and Other Equitable Relief and Civil Monetary Penalties Under the Commodity Exchange Act* ("Complaint") against Kevin Cassidy, Edward O'Connor, Optionable Inc., David Lee and Robert Moore, seeking injunctive and other equitable relief for alleged violations of the Commodity Exchange Act ("Act"), 7 U.S.C. §§ 1 *et seq.* (2006), and the Commission Regulations ("Regulations") promulgated thereunder, 17 C.F.R. §§ 1.1 *et. seq.* (2008).

I. CONSENTS AND AGREEMENTS

To effect settlement of the matters alleged in the Complaint against Defendants Optionable Inc. ("Optionable") and Edward O'Connor ("O'Connor") (collectively "Defendants") without a trial on the merits or any further judicial proceedings, the Defendants:

1. Consent to the entry of this *Consent Order of Permanent Injunction, Civil Monetary Penalty and Ancillary Equitable Relief Against Defendants Optionable Inc. and Edward O'Connor* ("Consent Order").

2. Acknowledge service of the Summons and Complaint.

3. Admit that this Court has jurisdiction over them and the subject matter of this action pursuant to Section 6c of the Act, 7 U.S.C. § 13a-1 (2006), which authorizes the Commission to seek injunctive relief against any person whenever it shall appear to the Commission that such person has engaged, is engaging, or is about to engage in any act or practice constituting a violation of any provision of the Act or any rule, regulation or order thereunder.

4. Admit that venue properly lies with this Court pursuant to Section 6c of the Act, 7 U.S.C. §13a-1 (2006), in that certain acts and practices are alleged in the Complaint to have occurred in this District.

5. Waive:

(a) the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, except as set forth below;

(b) any and all claims that they may possess under the Equal Access to Justice Act (EAJA), 5 U.S.C. § 504 (2006) and 28 U.S.C. § 2412 (2006), and/or Part 148 of the Regulations, 17 C.F.R. §§ 148.1 et seq. (2008), relating to, or arising from, this action;

(c) any and all claims that they may possess under the Small Business Regulatory Enforcement Fairness Act, 1996 HR 3136, Pub. L. 104-121, §§ 231- 223, 110 Stat. 862-63 (1996), as amended by Pub. L. No. 110-28, 121 Stat. 112 (2007), relating to, or arising from, this action;

(d) any claim of Double Jeopardy based upon the institution of this proceeding or the entry in this proceeding of any order imposing a civil monetary penalty or any other relief; and

(e) any and all rights of appeal from this action.

6. Neither admit nor deny the allegations of the Complaint or the findings of fact and conclusions of law in this Consent Order, except as to jurisdiction and venue, which they admit. However, the Defendants agree and intend that all of the allegations of the Complaint and all the

Findings and Conclusions of Law made by this Court and contained in Part II of this Consent Order shall be taken as true and correct and be given preclusive effect, without further proof, in the course of: a) any current or subsequent bankruptcy proceeding filed by, or on behalf of, or against them; and/or b) a proceeding to enforce this Consent Order. The Defendants do not consent to the use of the allegations of the Complaint or the findings of fact and conclusions of law in this Consent Order as the sole basis for any proceedings brought by the CFTC other than set forth in this ¶ 6. The Defendants also do not consent to the use of the allegations in the Complaint or the findings of fact and conclusions of law in this Consent Order by any other party in any other proceeding.

7. Agree to provide immediate notice to the CFTC of any bankruptcy filed by, on behalf of, or against them in the manner required by Part III.E. ¶ 30 of this Consent Order.

8. Agree that no provision of this Consent Order shall in any way limit or impair the ability of any person to seek any legal or equitable remedy against the Defendants or any other person in any other proceeding, nor shall this Consent Order limit or inhibit the Defendants' ability to assert legal or equitable defenses or claims against such persons.

9. Agree that neither they nor any of their agents, servants, employees, contractors or attorneys shall take any action or make any public statement denying, directly or indirectly, any allegation in the Complaint or creating, or tending to create, the impression that the Complaint or this Consent Order is without a factual basis; provided, however, that nothing in this provision shall affect the Defendants': i) testimonial obligations; or ii) right to take legal positions in other proceedings to which the Commission is not a party. The Defendants shall take all necessary steps to ensure that all of their agents, servants, employees, contractors or

attorneys under their actual or constructive authority or control understand and comply with this agreement.

10. Affirm that they have agreed to this Consent Order voluntarily, and that no promise or threat has been made by the Commission or any member, officer, agent or representative thereof, or by any other person, to induce consent to this Consent Order, other than as set forth specifically herein.

11. Consent to the continued jurisdiction of this Court for any purpose relevant to this action, even if the Defendants now or in the future reside outside the jurisdiction.

II. FINDINGS AND CONCLUSIONS

The Court, being fully advised in the premises, finds that there is good cause for the entry of this Consent Order and that there is no just reason for delay. The Court therefore directs the entry of findings of fact, conclusions of law, and an order for permanent injunction, civil monetary penalty and equitable relief pursuant to Section 6c of the Act, 7 U.S.C. § 13a-1 (2006), as set forth herein.

A. Jurisdiction and Venue

12. This Court has jurisdiction over this action pursuant to Section 6c of the Act, 7 U.S.C. § 13a-1 (2006), which authorizes the Commission to seek injunctive relief against any person, or, to enforce compliance with the Act, whenever it shall appear to the Commission that such person has engaged, is engaging, or is about to engage in any act or practice constituting a violation of any provision of the Act or any rule, regulation or order there under.

13. Venue properly lies with the Court pursuant to Section 6c(e) of the Act, 7 U.S.C. § 13a-1(e)(2006), because the Defendants transacted business, among other places, in this district, and certain of the transactions, acts, practices, and courses of business alleged in the Complaint to be in violation of the Act have occurred, among other places, within this district.

B. Parties to this Consent Order

14. Plaintiff **Commodity Futures Trading Commission** is an independent federal regulatory agency that is charged with responsibility for administering and enforcing the provisions of the Act, 7 U.S.C. §§ 1 *et seq.* (2006), and the Regulations promulgated thereunder, 17 C.F.R. §§ 1.1 *et seq*. (2010).

15. Defendant **Optionable, Inc.** was incorporated in the state of Delaware on February 4, 2000. Optionable provided brokerage services in commodity derivatives transactions. During the relevant period alleged in the Complaint, the company was located at 465 Columbus Avenue, Valhalla, NY 10595 or at 555 Pleasantville Road, Suite 10, Briarcliff Manor, NY 10510. As of May 17, 2010, Brad O'Sullivan is the interim Chief Executive Officer of Optionable Inc.

16. Defendant **Edward O'Connor** is an individual currently residing in Monroe, CT. O'Connor has served as President and a Director of Optionable during the relevant period beginning in March 2001 and served as Optionable's CEO and Treasurer between March 2004 and October 2005. O'Connor also was an Optionable voice broker. O'Connor's place of employment during the relevant period was at Optionable's locations in Valhalla and Briarcliff Manor, NY.

C. Conclusions of Law

17. Section 4c(b) of the Act, 7 U.S.C. § 4c(b), makes it unlawful for any person to enter into or confirm the execution of any transaction involving any commodity regulated under this Act that is of the character of, or is commonly known to the trade as an option, bid, offer, put or call contrary to any rule, regulation, or order of the Commission, prohibiting such transaction or allowing such transaction under such terms and conditions as the Commission shall prescribe.

18. Pursuant to Section 4c(b) of the Act, the Commission promulgated Regulation 33.10, 17 C.F.R. § 33.10, which relates to options entered into on a trading facility and provides that it shall be unlawful for any person directly or indirectly, in or in connection with an offer to enter into, the entry into, the confirmation of the execution of, or the maintenance of, any commodity option transaction, to:

a) cheat or defraud or attempt to cheat or defraud any other person;

b) make or cause to be made to any other person any false report or statement hereof or cause to be entered for any person any false record thereof; or

c) deceive or attempt to deceive any other person by any means whatsoever.

19. Between 2003 and March 2007, one or more employees of Optionable, acting as agents of Optionable, engaged in acts and omissions in violation of Section 4c(b) of the Act and Regulations 33.10(a), (b) and (c).

20. Pursuant to Section 2(a)(1)(B) of the Act, 7 U.S.C. § 2(a)(1)(B) (2006), Optionable is liable for its employees' violations of Section 4c(b) of the Act and Regulations 33.10(a), (b) and (c).

21. O'Connor is liable for each of Optionable's violations of Section 4c(b) of the Act and Regulations 33.10(a), (b) and (c) as he directly or indirectly controlled Optionable and did not act in good faith, pursuant to Section 13(b) of the Act, 7 U.S.C. § 13c(b) (2006).

22. Unless restrained and enjoined by this Court, there is a reasonable likelihood that the Defendants will continue to engage in the acts and practices alleged in the Complaint and in similar acts and practices in violation of the Act and Regulations.

III. ORDER OF PERMANENT INJUNCTION, CIVIL MONETARY PENALTY AND ANCILLARY EQUITABLE RELIEF

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

A. Permanent Injunction

23. Based upon and in connection with the foregoing conduct, pursuant to Section 6c of the Act, 7 U.S.C. § 13a-1 (2006), Optionable and O'Connor are permanently restrained, enjoined, and prohibited from, in or in connection with an offer to enter into, the entry into, the confirmation of the execution of, or the maintenance of, any commodity option transaction on the NYMEX or any other commodities exchange or market over which the CFTC has jurisdiction:

A. cheating or defrauding or attempting to cheat or defraud any other person;
B. making or causing to be made to any other person any false report or statement thereof or causing to be entered for any person any false record thereof; and
C. deceiving or attempting to deceive any other person by any means whatsoever,

in violation of Section 4c(b) of the Act, 7 U.S.C. § 4c(b)(2006), and Regulation 33.10, 17 C.F.R. § 33.10 (2010).

NKR 24. Based upon and in connection with the foregoing conduct, pursuant to Section 6c of the Act, 7 U.S.C. § 13a-1 (2006), Optionable is permanently restrained, enjoined, and prohibited from, claiming that its agreements, contracts, or transactions are exempt from the application of the Act, pursuant to Section 2(h)(3)-(5) of the Act, 7 U.S.C. § 2(h)(3)-(5) (2006), or pursuant to the Commission's orders published in the Federal Register on September 16, 2010 (75 FR 56513) and July 19, 2011 (76 FR 42508), or as subsequently amended, and from engaging in any activity requiring such exemption or requiring it to become a registered entity, as defined in Section 1a(40) of the Act as amended by Section 721 of the Dodd-Frank Act.

B. Temporary Trading Prohibition

25. For a period of one hundred and twenty (120) days following the entry of this Consent Order, O'Connor is prohibited from:

a) Engaging in, controlling, or directing the trading of any commodity interest (as that term is defined in Section 1a(4) of the Act, 7 U.S.C. § 1a(4)) accounts for or on behalf of any other person or entity, whether by power of attorney or otherwise;

b) Soliciting or accepting any funds from any person in connection with the purchase or sale of any commodity interest contract;

c) Placing orders or giving advice or price quotations, or other information in connection with the purchase or sale of commodity interest contracts for others;

d) Introducing customers to any other person engaged in the business of commodity interest trading; and

e) Issuing statements or reports to others concerning commodity interest trading.

C. Civil Monetary Penalty

26. Optionable and O'Connor shall jointly and severally pay to the Commission a civil monetary penalty in the amount of two hundred thousand dollars ($200,000) within ten (10) days of the date of the entry of this Consent Order (the "CMP Obligation"). Should Defendants not satisfy their CMP Obligation within ten (10) days of the date of entry of this Consent Order, post-judgment interest shall accrue on the CMP Obligation beginning on the date of entry of this Consent Order and shall be determined by using the Treasury Bill rate prevailing on the date of entry of this Consent Order pursuant to 28 U.S.C. § 1961.

27. Optionable and O'Connor shall pay the CMP Obligation by electronic funds transfer, U.S. postal money order, certified check, bank cashier's check, or bank money order. If payment is to be made other than by electronic funds transfer, the payment shall be made payable to the Commodity Futures Trading Commission and sent to the address below:

Commodity Futures Trading Commission
Division of Enforcement
Attn: Marie Bateman – AMZ-300
DOT/FAA/MMAC
6500 S. MacArthur Blvd.
Oklahoma City, Oklahoma 73169
Telephone: 405-954-6569

If payment is to be made by electronic funds transfer, Optionable and O'Connor shall contact Marie Bateman or her successor at the above address to receive payment instructions and shall fully comply with those instructions. Optionable and O'Connor shall accompany payment of the CMP Obligation with a cover letter that identifies the payor and the name and docket number of the proceedings. Optionable and O'Connor shall simultaneously transmit copies of the cover letter and the form of payment to the Director, Division of Enforcement, Commodity Futures Trading Commission, Three Lafayette Centre, 1155 21st Street, N.W., Washington, D.C. 20581, and the Chief, Office of Cooperative Enforcement, at the same address.

28. Any acceptance by the Commission of partial payment of the CMP Obligation shall not be deemed a waiver of the respective requirement to make further payments pursuant to this Consent Order or a waiver of the Commission's right to seek to compel payment of any remaining balance.

D. Cooperation

29. Optionable and O'Connor shall continue to cooperate fully with the Commission and any government agency seeking to enforce the civil monetary penalty and ancillary relief

provisions of this Consent Order by providing any requested information relating to each of their financial status, including, but not limited to, income and earnings, assets, financial statements, asset transfers, and tax returns.

WHP

E. Miscellaneous Provisions

30. Notices: All notices required to be given by any provision in this Consent Order shall be sent certified mail, return receipt requested, as follows:

Notice to Commission:

Director
Division of Enforcement
Commodity Futures Trading Commission
1155 21st Street NW
Washington, DC 20581

Notice to Defendant O'Connor:

Liam O'Brien, Esq.
Marni Rae Robin, Esq.
McCormick & O'Brien, LLP
9 East 40th Street, 4th Fl.
New York, NY 10016

Notice to Defendant Optionable:

Michael E. Norton, Esq.
Norton & Associates, LLC
8 West 40th Street, 12th Floor
New York, NY 10018

In the event that the Defendants change attorneys or their attorneys change their business telephone number(s) and/or address(es) at any time, Defendants shall provide written notice of the new number(s) and/or address(es) to the Commission within twenty (20) calendar days thereof.

31. Entire Agreement and Amendments: This Consent Order incorporates all of the terms and conditions of the settlement among the parties hereto. Nothing shall serve to amend or modify this Consent Order in any respect whatsoever, unless: (1) reduced to writing; (2) signed by all parties hereto; and (3) approved by order of this Court.

32. Invalidation: If any provision of this Consent Order, or the application of any provisions or circumstances is held invalid, the remainder of the Consent Order and the

application of the provision to any other person or circumstance shall not be affected by the holding.

33. Waiver: The failure of any party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same or any other provision of this Consent Order. No waiver in one or more instances of the breach of any provision contained in this Consent Order shall be deemed or construed as a further or continuing waiver of a breach of any other provision of this Consent Order.

34. Counterparts and Facsimile Execution. This Consent Order may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature to this Consent Order that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Consent Order.

35. Continuing Jurisdiction of this Court: This Court shall retain jurisdiction of this action to ensure compliance with this Consent Order and for all other purposes related to this action.

CONSENTED TO AND APPROVED BY:

Dated: 4/19/2011

Edward O'Connor

OPTIONABLE INC.

Dated: 4-11-11

By: [signature]
Brad O'Sullivan
Interim Chief Executive Officer

COMMODITY FUTURES TRADING COMMISSION

Dated: 10/24/11

[signature]
Christine M. Ryall
Commodity Futures Trading Commission
1155 21st Street NW
Washington, DC 20581
Tel: (202) 418-5318
Fax: (202) 418-5523
cryall@cftc.gov

Attorney for Plaintiff

APPROVED AS TO FORM:

Dated: __________________

McCormick & O'Brien, LLP
9 East 40th Street, 4th Fl.
New York, New York 10016

Liam O'Brien, Esq.
Fax: (212) 504-9574
Tel: (212) 286-4471 x 111
lobrien@mcoblaw.com

Marni Rae Robin, Esq.
Tel: (212) 286-4471 x118
Fax: (212) 504-9574
mrobin@mcoblaw.com

Attorneys for Defendants Optionable Inc. and Edward O'Connor

IT IS SO ORDERED.

DATED: __________________

GEORGE B. DANIELS
UNITED STATES DISTRICT JUDGE

OPTIONABLE INC.

Dated: ____________________

By: ____________________
Brad O'Sullivan
Interim Chief Executive Officer

COMMODITY FUTURES TRADING COMMISSION

Dated: ____________________

____
Christine M. Ryall
Commodity Futures Trading Commission
1155 21st Street NW
Washington, DC 20581
Tel: (202) 418-5318
Fax: (202) 418-5523
cryall@cftc.gov

Attorney for Plaintiff

APPROVED AS TO FORM:

Dated: 4-22-11

____
McCormick & O'Brien, LLP
9 East 40th Street, 4th Fl.
New York, New York 10016

Liam O'Brien, Esq.
Fax: (212) 504-9574
Tel: (212) 286-4471 x 111
lobrien@mcoblaw.com

Marni Rae Robin, Esq.
Tel: (212) 286-4471 x118
Fax: (212) 504-9574
mrobin@mcoblaw.com

Attorneys for Defendants Optionable Inc. and Edward O'Connor

IT IS SO ORDERED.

DATED: ____________________

____
GEORGE B. DANIELS
UNITED STATES DISTRICT JUDGE

OPTIONABLE INC.

Dated: 9/22/11

By: [signature]
Brad O'Sullivan
Interim Chief Executive Officer

APPROVED AS TO FORM:

Dated: 9/22/11

[signature]

Michael E. Norton (MN 1796)
Norton & Associates, LLC
8 West 40th Street, 12th Floor
New York, NY 10018
Tel: (212) 297-0100
Fax: (212) 376-6080
mn@nortonlawassociates.com

Attorneys for Defendant Optionable, Inc.

IT IS SO ORDERED.

DATED: NOV 07 2011

[signature]
GEORGE B. DANIELS
UNITED STATES DISTRICT JUDGE